MUTUAL FUND AND VARIABLE INSURANCE TRUST

(the “Trust”)

Rational Dividend Capture Fund

(formerly, Huntington Dividend Capture Fund)

Class A Shares: HDCAX Class C Shares: HDCEX Institutional Shares: HDCTX

Rational Risk Managed Emerging Markets Fund

(formerly, Huntington Global Select Markets Fund)

Class A Shares: HGSAX Institutional Shares: HGSIX

Rational Real Strategies Fund

(formerly, Huntington Real Strategies Fund)

Class A Shares: HRSAX Institutional Shares: HRSTX

Rational Defensive Growth Fund

(formerly, Huntington Situs Fund)

Class A Shares: HSUAX Class C Shares: HSUCX Institutional Shares: HSUTX

Rational Strategic Allocation Fund

(formerly, Huntington Balanced Allocation Fund)

Class A Shares: HBAFX

(each, a “Fund” and, collectively, the “Funds”)

April 15, 2016

The information in this Supplement amends certain information contained in the currently effective Prospectus for the Funds, dated April 30, 2015.

______________________________________________________________________________

Effective April 16, 2016, Ultimus Asset Services, LLC (“Ultimus”) is no longer the administrator and transfer agent and Unified Financial Securities, LLC (“Unified”) is no longer the distributor of the Funds. Accordingly, all references to Ultimus and Unified in the prospectus are hereby deleted in their entirety.

Also effective April 16, 2016, Gemini Fund Services, LLC is the administrator, fund accountant and transfer agent and Northern Lights Distributors, LLC is the principal underwriter of the Funds.

* * * * *

You should read this Supplement in conjunction with the Fund’s current Prospectus, and Statement of Additional Information which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.